Exhibit 99.1


                                 Loan Group 1

                               Mortgage Rates(1)

                                                      Percent of                            Weighted  Weighted        Weighted
                                                        Mortgage                             Average   Average         Average
                     Number of          Aggregate       Loans in             Average  Remaining Term      FICO        Original
                      Mortgage  Principal Balance           Loan   Principal Balance     to Maturity    Credit   Loan-to-Value
Mortgage Rates (%)       Loans        Outstanding        Group 1     Outstanding ($)        (Months)     Score       Ratio (%)
-------------------  ---------  -----------------  -------------   -----------------  --------------  --------  --------------
5.000 .............          2  $      516,617.22           0.03%         258,308.61             355      738           67.60
5.125 .............          4         722,687.35           0.05          180,671.84             336      692           53.81
5.250 .............          5       1,362,127.05           0.09          272,425.41             357      733           64.58
5.325 .............          1         157,733.37           0.01          157,733.37             359      652           90.05
5.375 .............         13       3,231,751.62           0.21          248,596.28             327      712           67.27
5.500 .............         44       9,819,276.16           0.64          223,165.37             354      725           70.27
5.625 .............         90      19,479,855.75           1.27          216,442.84             355      706           67.39
5.675 .............          1         295,000.00           0.02          295,000.00             360      756           85.51
5.720 .............          2         300,900.00           0.02          150,450.00             360      673           90.37
5.735 .............          1         150,846.05           0.01          150,846.05             359      715           81.62
5.750 .............        267      58,713,379.08           3.84          219,900.30             356      718           66.59
5.775 .............          1         136,948.52           0.01          136,948.52             239      693           88.55
5.780 .............          3         947,994.07           0.06          315,998.02             359      688           88.20
5.875 .............        708     152,734,578.97          10.00          215,726.81             358      718           67.81
5.880 .............          1         142,400.00           0.01          142,400.00             360      805           95.00
5.905 .............          5         884,500.74           0.06          176,900.15             359      676           89.90
5.930 .............          1         118,693.82           0.01          118,693.82             353      660           89.18
5.935 .............          2         247,291.49           0.02          123,645.75             359      729           87.76
5.970 .............          1         276,000.00           0.02          276,000.00             359      661           84.92
5.990 .............         11       1,955,368.27           0.13          177,760.75             359      715           79.16
5.999 .............          1         295,750.00           0.02          295,750.00             360      713           65.00
6.000 .............      1,018     226,617,692.41          14.83          222,610.70             359      717           68.45
6.030 .............          9       1,811,680.00           0.12          201,297.78             360      687           88.52
6.035 .............          1         208,000.00           0.01          208,000.00             355      701           91.23
6.050 .............          2         301,349.14           0.02          150,674.57             359      744           88.19
6.055 .............          4         722,785.00           0.05          180,696.25             360      674           88.79
6.060 .............          1         169,039.46           0.01          169,039.46             359      724           90.00
6.100 .............          3         332,000.00           0.02          110,666.67             360      770           69.78
6.110 .............          1         381,312.00           0.02          381,312.00             360      706           90.00
6.125 .............      1,044     215,005,248.56          14.07          205,943.72             359      722           69.75
6.135 .............          1          89,916.65           0.01           89,916.65             359      788           90.00
6.155 .............          3         655,482.49           0.04          218,494.16             360      667           86.86

                                                      Percent of                            Weighted  Weighted        Weighted
                                                        Mortgage                             Average   Average         Average
                     Number of          Aggregate       Loans in             Average  Remaining Term      FICO        Original
                      Mortgage  Principal Balance           Loan   Principal Balance     to Maturity    Credit   Loan-to-Value
Mortgage Rates (%)       Loans        Outstanding        Group 1     Outstanding ($)        (Months)     Score       Ratio (%)
-------------------  ---------  -----------------  -------------   -----------------  --------------  --------  --------------
6.170 .............          3         472,972.59           0.03          157,657.53             359      731           86.00
6.180 .............          6         873,088.00           0.06          145,514.67             359      680           88.99
6.220 .............          3         768,359.04           0.05          256,119.68             360      674           84.81
6.245 .............          1         102,850.00           0.01          102,850.00             360      697           85.00
6.250 .............      1,830     381,849,361.11          24.99          208,660.85             359      720           70.11
6.255 .............          1         166,500.00           0.01          166,500.00             360      734           90.00
6.280 .............          1         374,000.00           0.02          374,000.00             360      653           86.98
6.295 .............          3         683,983.87           0.04          227,994.62             359      742           88.90
6.300 .............          1          59,444.09           0.00           59,444.09             359      672           85.00
6.310 .............          1          84,200.00           0.01           84,200.00             360      712           89.57
6.370 .............          3         593,293.88           0.04          197,764.63             360      730           84.78
6.375 .............      2,012     419,541,218.14          27.46          208,519.49             359      719           72.00
6.470 .............          2         399,050.00           0.03          199,525.00             360      740           84.81
6.500 .............         51       9,092,592.11           0.60          178,286.12             359      719           76.06
6.625 .............         26       5,127,630.35           0.34          197,216.55             359      735           76.51
6.750 .............         31       5,842,977.47           0.38          188,483.14             358      727           75.96
6.875 .............         10       2,780,072.92           0.18          278,007.29             359      722           71.57
7.125 .............          2         397,560.00           0.03          198,780.00             358      729           80.00
-------------------  ---------  -----------------  -------------   -----------------  --------------  --------  --------------
   Total ..........      7,238  $1,527,993,358.81         100.00%
                     =========  =================  =============

---------

(1) The lender acquired mortgage insurance mortgage loans in loan group 1 are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 1 (net of such premiums) was approximately 6.161% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 1 was approximately 6.164% per annum.

                  Current Mortgage Loan Principal Balances(1)

                                                              Percent of                                              Weighted
                                                                Mortgage                             Weighted          Average
Range of                      Number of           Aggregate     Loans in              Average         Average   Remaining Term
Current Mortgage               Mortgage   Principal Balance         Loan    Principal Balance   Mortgage Rate      to Maturity
Loan Principal Balances ($)       Loans         Outstanding      Group 1      Outstanding ($)             (%)         (Months)
---------------------------   ---------   -----------------   ----------    -----------------   -------------   --------------
      0.01 -  50,000.00 ...          46   $    1,978,292.12         0.13%           43,006.35           6.170              359
 50,000.01 - 100,000.00 ...         652       54,174,439.35         3.55            83,089.63           6.162              358
100,000.01 - 150,000.00 ...       1,547      197,208,357.19        12.91           127,477.93           6.188              358
150,000.01 - 200,000.00 ...       1,641      286,570,278.00        18.75           174,631.49           6.176              358
200,000.01 - 250,000.00 ...       1,134      253,873,709.06        16.61           223,874.52           6.160              359
250,000.01 - 300,000.00 ...         860      236,456,595.52        15.47           274,949.53           6.159              359
300,000.01 - 350,000.00 ...         568      184,609,855.17        12.08           325,017.35           6.166              359
350,000.01 - 400,000.00 ...         554      209,121,256.27        13.69           377,475.19           6.150              359
400,000.01 - 450,000.00 ...         183       75,807,399.07         4.96           414,248.08           6.117              360
450,000.01 - 500,000.00 ...          17        8,053,397.74         0.53           473,729.28           6.141              360
500,000.01 - 550,000.00 ...          18        9,337,138.69         0.61           518,729.93           6.244              359
550,000.01 - 600,000.00 ...          10        5,821,972.63         0.38           582,197.26           6.163              359
600,000.01 - 650,000.00 ...           8        4,980,668.00         0.33           622,583.50           6.062              360
                              ---------   -----------------   ----------
   Total ..................       7,238   $1,527,993,358.81       100.00%
                              =========   =================   ==========

                                               Weighted
                              Weighted          Average
                               Average    Original Loan
Range of                          FICO         to-Value
Current Mortgage                Credit            Ratio
Loan Principal Balances ($)      Score              (%)
---------------------------   --------   --------------
      0.01 -  50,000.00 ...        744            42.53
 50,000.01 - 100,000.00 ...        726            61.32
100,000.01 - 150,000.00 ...        722            69.32
150,000.01 - 200,000.00 ...        719            70.03
200,000.01 - 250,000.00 ...        716            71.04
250,000.01 - 300,000.00 ...        715            71.04
300,000.01 - 350,000.00 ...        720            72.45
350,000.01 - 400,000.00 ...        718            70.84
400,000.01 - 450,000.00 ...        725            67.01
450,000.01 - 500,000.00 ...        740            68.30
500,000.01 - 550,000.00 ...        728            71.92
550,000.01 - 600,000.00 ...        730            64.79
600,000.01 - 650,000.00 ...        744            70.93
   Total ..................

-------------

(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 1 was approximately $211,107.

                             FICO Credit Scores(1)

                                                              Percent of                                              Weighted
                                                                Mortgage                             Weighted          Average
                              Number of           Aggregate     Loans in              Average         Average   Remaining Term
Range of                       Mortgage   Principal Balance         Loan    Principal Balance   Mortgage Rate      to Maturity
FICO Credit Scores                Loans         Outstanding      Group 1      Outstanding ($)             (%)         (Months)
---------------------------   ---------   -----------------   ----------    -----------------   -------------   --------------
619 and Below .............          49   $   10,116,715.03         0.66%          206,463.57           5.966              359
620 - 639 .................         416       85,450,141.71         5.59           205,408.99           6.151              358
640 - 659 .................         503      109,877,399.81         7.19           218,444.13           6.136              359
660 - 679 .................         794      166,489,454.31        10.90           209,684.45           6.182              358
680 - 699 .................         862      182,804,092.63        11.96           212,069.71           6.165              359
700 - 719 .................       1,030      221,937,391.36        14.52           215,473.20           6.181              359
720 and Above .............       3,574      749,370,003.03        49.04           209,672.64           6.163              359
Not Available .............          10        1,948,160.93         0.13           194,816.09           6.195              360
                              ---------   -----------------   ----------
   Total ..................       7,238   $1,527,993,358.81       100.00%
                              =========   =================   ==========

                                               Weighted
                              Weighted          Average
                               Average    Original Loan
                                  FICO         to-Value
Range of                        Credit            Ratio
FICO Credit Scores               Score              (%)
---------------------------   --------   --------------
619 and Below .............   601            61.36
620 - 639 .................   631            67.28
640 - 659 .................   650            68.67
660 - 679 .................   670            70.12
680 - 699 .................   689            69.79
700 - 719 .................   709            71.28
720 and Above .............   762            70.57
Not Available .............    NA            74.08
   Total ..................

---------

(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 1 was approximately 719.

                   Documentation Programs for Mortgage Loans

                                                              Percent of                                              Weighted
                                                                Mortgage                             Weighted          Average
                              Number of           Aggregate     Loans in              Average         Average   Remaining Term
                               Mortgage   Principal Balance         Loan    Principal Balance   Mortgage Rate      to Maturity
Type of Program                   Loans         Outstanding      Group 1      Outstanding ($)             (%)         (Months)
---------------------------   ---------   -----------------   ----------    -----------------   -------------   --------------
CLUES .....................          19   $    4,858,791.25         0.32%          255,725.86           6.201              359
Full/Alternative ..........       2,754      549,806,075.55        35.98           199,639.10           6.102              359
No Income/No Asset ........         439       82,909,321.72         5.43           188,859.50           6.204              358
Preferred .................       1,581      348,436,385.09        22.80           220,389.87           6.141              359
Reduced ...................       2,412      534,606,896.68        34.99           221,644.65           6.236              359
Stated Income/Stated Asset           27        6,499,939.52         0.43           240,738.50           6.170              348
Stated Income/Verified Asset          1          245,000.00         0.02           245,000.00           6.375              358
Streamlined ...............           5          630,949.00         0.04           126,189.80           6.188              360
                              ---------   -----------------   ----------
   Total ..................       7,238   $1,527,993,358.81       100.00%
                              =========   =================   ==========

                                               Weighted
                              Weighted          Average
                               Average    Original Loan
                                  FICO         to-Value
                                Credit            Ratio
Type of Program                  Score              (%)
---------------------------   --------   --------------
CLUES .....................       701            71.37
Full/Alternative ..........       711            72.20
No Income/No Asset ........       716            58.56
Preferred .................       752            69.97
Reduced ...................       706            70.10
Stated Income/Stated Asset        720            59.47
Stated Income/Verified Asset      732            70.00
Streamlined ...............       737            62.69
   Total ..................

                      Original Loan-to-Value Ratios(1)(2)

                                                              Percent of                                              Weighted
                                                                Mortgage                             Weighted          Average
                              Number of           Aggregate     Loans in              Average         Average   Remaining Term
Range of Original              Mortgage   Principal Balance         Loan    Principal Balance   Mortgage Rate      to Maturity
Loan-to-Value Ratios (%)          Loans         Outstanding      Group 1      Outstanding ($)             (%)         (Months)
---------------------------   ---------   -----------------   ----------    -----------------   -------------   --------------
50.00 and Below ...........       1,053   $  185,393,947.22        12.13%          176,062.63           6.119              358
50.01 to 55.00 ............         345       72,695,816.45         4.76           210,712.51           6.109              358
55.01 to 60.00 ............         406       93,505,370.55         6.12           230,308.79           6.128              358
60.01 to 65.00 ............         476      108,514,830.87         7.10           227,972.33           6.163              359
65.01 to 70.00 ............         539      127,694,728.38         8.36           236,910.44           6.153              359
70.01 to 75.00 ............         478      111,521,593.03         7.30           233,308.77           6.163              359
75.01 to 80.00 ............       3,475      731,976,315.32        47.90           210,640.67           6.182              359
80.01 to 85.00 ............          55       12,397,052.22         0.81           225,400.95           6.254              359
85.01 to 90.00 ............         276       55,862,008.88         3.66           202,398.58           6.212              358
90.01 to 95.00 ............         133       28,130,643.44         1.84           211,508.60           6.180              358
95.01 to 100.00 ...........           2          301,052.45         0.02           150,526.23           5.875              358
                              ---------   -----------------   ----------
     Total ................       7,238   $1,527,993,358.81       100.00%
                              =========   =================   ==========

                                               Weighted
                              Weighted          Average
                               Average    Original Loan
                                  FICO         to-Value
Range of Original               Credit            Ratio
Loan-to-Value Ratios (%)         Score              (%)
---------------------------   --------   --------------
50.00 and Below ...........        724            39.43
50.01 to 55.00 ............        713            52.65
55.01 to 60.00 ............        711            57.60
60.01 to 65.00 ............        705            62.77
65.01 to 70.00 ............        714            68.21
70.01 to 75.00 ............        718            73.14
75.01 to 80.00 ............        723            79.63
80.01 to 85.00 ............        712            84.02
85.01 to 90.00 ............        713            89.04
90.01 to 95.00 ............        729            94.56
95.01 to 100.00 ...........        771            98.84
     Total ................

--------

(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 1 was approximately 70.15%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

              Geographic Distribution of Mortgaged Properties(1)

                                                              Percent of                                              Weighted
                                                                Mortgage                             Weighted          Average
                              Number of           Aggregate     Loans in              Average         Average   Remaining Term
                               Mortgage   Principal Balance         Loan    Principal Balance   Mortgage Rate      to Maturity
 State                            Loans         Outstanding      Group 1      Outstanding ($)             (%)         (Months)
---------------------------   ---------   -----------------   ----------    -----------------   -------------   --------------
Arizona ...................         334   $   67,423,410.11         4.41%          201,866.50           6.189              358
California ................       1,284      343,989,848.06        22.51           267,904.87           6.146              358
Colorado ..................         258       50,333,533.29         3.29           195,091.21           6.171              359
Florida ...................         658      127,445,409.35         8.34           193,686.03           6.159              359
Georgia ...................         203       39,329,756.94         2.57           193,742.65           6.179              359
Hawaii ....................         149       51,151,478.09         3.35           343,298.51           6.101              359
Maryland ..................         132       32,191,409.34         2.11           243,874.31           6.154              359
Nevada ....................         398       96,454,862.96         6.31           242,348.90           6.151              359
New Jersey ................         146       34,330,248.68         2.25           235,138.69           6.167              359
New York ..................         209       55,000,690.12         3.60           263,161.20           6.196              358
North Carolina ............         191       33,356,208.20         2.18           174,639.83           6.197              359
Ohio ......................         207       30,774,438.71         2.01           148,668.79           6.117              359
Oregon ....................         210       41,889,535.43         2.74           199,473.98           6.179              359
Texas .....................         471       74,559,540.50         4.88           158,300.51           6.167              359
Virginia ..................         228       54,611,116.80         3.57           239,522.44           6.142              359
Washington ................         287       61,988,438.13         4.06           215,987.59           6.167              359
Other (less than 2%) ......       1,873      333,163,434.10        21.80           177,876.90           6.187              358
                              ---------   -----------------   ----------
   Total ..................       7,238   $1,527,993,358.81       100.00%
                              =========   =================   ==========

                                               Weighted
                              Weighted          Average
                               Average    Original Loan
                                  FICO         to-Value
                                Credit            Ratio
 State                           Score              (%)
---------------------------   --------   --------------
Arizona ...................        716            70.21
California ................        713            63.10
Colorado ..................        728            75.80
Florida ...................        703            69.72
Georgia ...................        723            75.71
Hawaii ....................        725            65.85
Maryland ..................        707            67.47
Nevada ....................        718            75.43
New Jersey ................        719            64.02
New York ..................        718            64.68
North Carolina ............        737            73.86
Ohio ......................        736            76.70
Oregon ....................        725            72.20
Texas .....................        734            77.61
Virginia ..................        713            70.29
Washington ................        723            73.44
Other (less than 2%) ......        723            73.48
   Total ..................

---------

(1) The Other row in the preceding table includes 34 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 0.460% of the mortgage loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

                           Purpose of Mortgage Loans

                                                              Percent of                                              Weighted
                                                                Mortgage                             Weighted          Average
                              Number of           Aggregate     Loans in              Average         Average   Remaining Term
                               Mortgage   Principal Balance         Loan    Principal Balance   Mortgage Rate      to Maturity
Loan Purpose                      Loans         Outstanding      Group 1      Outstanding ($)             (%)         (Months)
---------------------------   ---------   -----------------   ----------    -----------------   -------------   --------------
Refinance (cash-out) ......       2,718   $  595,637,758.51        38.98%          219,145.61           6.148              359
Purchase ..................       3,392      698,801,794.38        45.73           206,014.68           6.187              359
Refinance (rate/term) .....       1,128      233,553,805.92        15.29           207,051.25           6.136              358
                              ---------   -----------------   ----------
  Total ...................       7,238   $1,527,993,358.81       100.00%
                              =========   =================   ==========

                                               Weighted
                              Weighted          Average
                               Average    Original Loan
                                  FICO         to-Value
                                Credit            Ratio
Loan Purpose                     Score              (%)
---------------------------   --------   --------------
Refinance (cash-out) ......        698            64.58
Purchase ..................        736            75.91
Refinance (rate/term) .....        720            67.16
  Total ...................

                         Types of Mortgaged Properties

                                                              Percent of                                              Weighted
                                                                Mortgage                             Weighted          Average
                              Number of           Aggregate     Loans in              Average         Average   Remaining Term
                               Mortgage   Principal Balance         Loan    Principal Balance   Mortgage Rate      to Maturity
Property Type                     Loans         Outstanding      Group 1      Outstanding ($)             (%)         (Months)
---------------------------   ---------   -----------------   ----------    -----------------   -------------   --------------
2 to 4 Family Residence ...         215   $   61,267,286.14         4.01%          284,964.12           6.226              356
Condominium Hotel .........           6          810,420.00         0.05           135,070.00           6.523              360
Cooperative ...............           6        1,039,402.71         0.07           173,233.79           6.000              356
High-rise Condominium .....          46       11,377,270.36         0.74           247,331.96           6.081              359
Low-rise Condominium ......         568      114,458,722.07         7.49           201,511.83           6.179              359
Planned Unit Development ..       1,931      421,889,748.52        27.61           218,482.52           6.165              359
Single Family Residence ...       4,466      917,150,509.01        60.02           205,362.85           6.159              359
                              ---------   -----------------   ----------
   Total ..................       7,238   $1,527,993,358.81       100.00%
                              =========   =================   ==========

                                               Weighted
                              Weighted          Average
                               Average    Original Loan
                                  FICO         to-Value
                                Credit            Ratio
Property Type                    Score              (%)
---------------------------   --------   --------------
2 to 4 Family Residence ...        726            66.27
Condominium Hotel .........        758            73.65
Cooperative ...............        734            71.91
High-rise Condominium .....        741            69.31
Low-rise Condominium ......        731            71.79
Planned Unit Development ..        724            73.79
Single Family Residence ...        714            68.54
   Total ..................

                              Occupancy Types(1)

                                                              Percent of                                              Weighted
                                                                Mortgage                             Weighted          Average
                              Number of           Aggregate     Loans in              Average         Average   Remaining Term
                               Mortgage   Principal Balance         Loan    Principal Balance   Mortgage Rate      to Maturity
Occupancy Type                    Loans         Outstanding      Group 1      Outstanding ($)             (%)         (Months)
---------------------------   ---------   -----------------   ----------    -----------------   -------------   --------------
Investment Property .......         336   $   57,602,696.04         3.77%          171,436.60           6.226              359
Primary Residence .........       6,567    1,399,375,326.52        91.58           213,092.02           6.160              359
Secondary Residence .......         335       71,015,336.25         4.65           211,986.08           6.197              359
                              ---------   -----------------   ----------
  Total ...................       7,238   $1,527,993,358.81       100.00%
                              =========   =================   ==========

                                               Weighted
                              Weighted          Average
                               Average    Original Loan
                                  FICO         to-Value
                                Credit            Ratio
Occupancy Type                   Score              (%)
---------------------------   --------   --------------
Investment Property .......        737            70.56
Primary Residence .........        717            69.99
Secondary Residence .......        738            73.02
  Total ...................

---------

(1) Based upon representations of the related borrowers at the time of origination.

                        Remaining Terms to Maturity(1)

                                                                                                                    Weighted
                                                       Percent of                                   Weighted         Average
                                                         Mortgage                        Weighted    Average        Original
                       Number of           Aggregate     Loans in              Average    Average       FICO   Loan-to-Value
Remaining Term          Mortgage   Principal Balance         Loan    Principal Balance   Mortgage     Credit           Ratio
to Maturity (Months)       Loans         Outstanding      Group 1      Outstanding ($)   Rate (%)      Score             (%)
--------------------   ---------   -----------------   ----------    -----------------   --------   --------   -------------
360 ................       4,794   $  990,560,392.34        64.83%          206,625.03      6.163        720          69.73
359 ................       1,653      363,500,202.77        23.79           219,903.33      6.179        715          70.19
358 ................         328       73,161,602.92         4.79           223,053.67      6.213        725          73.35
357 ................         144       32,201,455.23         2.11           223,621.22      6.156        719          73.08
356 ................          99       26,351,101.85         1.72           266,172.75      6.110        726          73.52
355 ................          65       13,426,939.45         0.88           206,568.30      6.089        725          73.03
354 ................          32        6,523,584.59         0.43           203,862.02      6.017        729          77.46
353 ................          26        5,331,016.40         0.35           205,039.09      5.912        726          71.21
352 ................           8        1,815,364.55         0.12           226,920.57      5.848        728          67.79
351 ................           9        1,450,212.78         0.09           161,134.75      6.172        715          75.83
350 ................           4        1,011,352.32         0.07           252,838.08      6.066        693          71.35
349 ................           2          236,309.58         0.02           118,154.79      6.254        732          87.74
348 ................           2          337,787.51         0.02           168,893.76      6.059        794          40.93
347 ................           4          560,640.24         0.04           140,160.06      5.986        726          57.52
344 ................           2          284,768.85         0.02           142,384.43      5.643        726          53.01
342 ................           3          496,545.68         0.03           165,515.23      6.353        715          74.15
341 ................           1          109,877.01         0.01           109,877.01      6.250        624          80.00
340 ................           1          140,867.88         0.01           140,867.88      6.750        777          79.98
338 ................           1           96,883.65         0.01            96,883.65      6.375        769          89.96

330 ................           1          146,353.68         0.01           146,353.68      6.500        665          61.59
329 ................           1          178,607.17         0.01           178,607.17      5.875        806          27.82
300 ................           5          936,000.00         0.06           187,200.00      6.159        687          65.21
299 ................           3          504,049.22         0.03           168,016.41      6.252        723          76.91
295 ................           1          308,645.99         0.02           308,645.99      5.750        665          69.89
288 ................           1           22,967.62         0.00            22,967.62      6.375        735          71.43
285 ................           1          128,111.31         0.01           128,111.31      5.750        660          79.99
240 ................          19        2,941,720.00         0.19           154,827.37      5.912        719          56.03
239 ................          14        2,399,403.24         0.16           171,385.95      6.046        697          57.62
238 ................           4          676,135.73         0.04           169,033.93      6.242        711          51.64
236 ................           1          334,060.56         0.02           334,060.56      6.000        731          78.37
233 ................           1          114,027.74         0.01           114,027.74      5.125        699          80.00
232 ................           1          368,755.42         0.02           368,755.42      5.750        770          54.18
179 ................           1          179,211.00         0.01           179,211.00      6.375        637          95.00
178 ................           1          102,216.39         0.01           102,216.39      6.000        774          58.32
176 ................           1          191,198.92         0.01           191,198.92      5.875        713          80.00
175 ................           1          213,600.00         0.01           213,600.00      6.000        664          80.00
174 ................           1          324,000.00         0.02           324,000.00      5.375        664          76.96
145 ................           1          250,304.54         0.02           250,304.54      5.625        760          28.07
90 .................           1           77,084.68         0.01            77,084.68      6.250        791          80.00
                       ---------   -----------------   ----------
   Total ...........       7,238   $1,527,993,358.81       100.00%
                       =========   =================   ==========

---------

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 was approximately 359 months.

                      Interest-Only Period at Origination

                                                              Percent of                                              Weighted
                                                                Mortgage                             Weighted          Average
                              Number of           Aggregate     Loans in              Average         Average   Remaining Term
Interest-Only Period           Mortgage   Principal Balance         Loan    Principal Balance   Mortgage Rate      to Maturity
(months)                          Loans         Outstanding      Group 1      Outstanding ($)             (%)         (Months)
---------------------------   ---------   -----------------   ----------    -----------------   -------------   --------------
0 .........................       4,929   $  988,542,946.62        64.70%          200,556.49           6.170              358
120 .......................       2,155      508,016,125.33        33.25           235,738.34           6.169              359
180 .......................         154       31,434,286.86         2.06           204,118.75           5.905              360
                              ---------   -----------------   ----------
  Total ...................       7,238   $1,527,993,358.81       100.00%
                              =========   =================   ==========

                                               Weighted
                              Weighted          Average
                               Average    Original Loan
                                  FICO         to-Value
Interest Only Period            Credit            Ratio
(months)                         Score              (%)
---------------------------   --------   --------------
0 .........................        717            69.21
120 .......................        722            72.58
180 .......................        731            60.72
  Total ...................

                   Prepayment Charge Periods at Origination

                                                              Percent of                                              Weighted
                                                                Mortgage                             Weighted          Average
                              Number of           Aggregate     Loans in              Average         Average   Remaining Term
Prepayment Charge              Mortgage   Principal Balance         Loan    Principal Balance   Mortgage Rate      to Maturity
Period (months)                   Loans         Outstanding      Group 1      Outstanding ($)             (%)         (Months)
---------------------------   ---------   -----------------   ----------    -----------------   -------------   --------------
0 .........................       6,979   $1,471,179,445.49        96.28%          210,800.89           6.157              359
6 .........................           6        1,470,577.00         0.10           245,096.17           6.457              359
12 ........................          10        2,691,805.73         0.18           269,180.57           6.475              357
18 ........................           1          303,650.00         0.02           303,650.00           6.375              351
24 ........................           1          195,386.42         0.01           195,386.42           6.375              358
36 ........................          91       20,318,657.86         1.33           223,281.95           6.432              358
60 ........................         150       31,833,836.31         2.08           212,225.58           6.257              357
                              ---------   -----------------   ----------
  Total ...................       7,238   $1,527,993,358.81       100.00%
                              =========   =================   ==========

                                               Weighted
                              Weighted          Average
                               Average    Original Loan
                                  FICO         to-Value
Prepayment Charge               Credit            Ratio
Period (months)                  Score              (%)
---------------------------   --------   --------------
0 .........................        719            70.08
6 .........................        731            75.21
12 ........................        721            76.18
18 ........................        734            83.88
24 ........................        707            75.00
36 ........................        714            71.50
60 ........................        705            71.79
  Total ...................